UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2021

AFRICAN GOLD ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40121	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

322 West 52nd Street, #2322

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (860) 214-3714

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and three-quarters of one Redeemable Warrant	AGAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AGAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AGAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2021, the audit committee of the board of directors of African Gold Acquisition Corporation (the “Company”) concluded, after discussion with the Company’s management and with the Company’s independent registered public accounting firm, Marcum LLP, that (i) the Company’s audited balance sheet as of March 2, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021, (ii) the Company’s unaudited financial statements as of March 8, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 2, 2021, and (iii) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021, should no longer be relied upon due to the reclassification of all of the Company’s Class A ordinary shares as temporary equity.

The Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to the material weakness in analyzing complex financial instruments including the proper accounting for warrants as liabilities and the proper classification of redeemable Class A ordinary shares as temporary equity. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company will reflect the restatements of the Company’s financial statements identified above in Note 2 of the financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, and accordingly, management believes that the financial statements that will be included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

African Gold Acquisition Corporation

	By:	/s/ Christopher Chadwick
Name: Christopher Chadwick
Title: Chief Executive Officer

Dated: November 22, 2021

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